Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Connect Corp. (the "Company") on Form 10-Q for the period ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michelle Pannoni, Principal Financial and Exutive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 20th day of May, 2010.

                                                           /s/ Michelle Pannoni

Michelle Pannoni, Principal Financial Officer
                                                            Principal Executive Officer